UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  December 17, 2002

                    Morgan Stanley Dean Witter Capital I Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                333-83986-12                   13-3291626
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


            1585 Broadway,
            New York, New York                                        10036
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            (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code      (212) 761-4000
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Item 5.     Other Events.
            ------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) with its Exhibits and Schedules for Morgan Stanley Dean Witter Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2002-IQ3. On December 17, 2002, Morgan Stanley Dean Witter Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 17, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, GMAC Commercial Mortgage Corporation, as general master servicer, NCB, FSB, as NCB master servicer, GMAC Commercial Mortgage Corporation, as general special servicer, National Consumer Cooperative Bank, as co-op special servicer, Principal Global Investors, LLC, formerly known as Principal Capital Management, LLC, as special servicer with respect to Mortgage Loan No. 7, LaSalle Bank National Association, as trustee, paying agent and certificate registrar and ABN AMRO Bank N.V., as fiscal agent, of the Morgan Stanley Dean Witter Capital I Inc., Commercial Mortgage Trust 2002-IQ3, Commercial Mortgage Pass-Through Certificates, Series 2002-IQ3 issued in twenty-four classes. The Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C and Class D Certificates are being offered by the Prospectus dated November 22, 2002, as supplemented by the Prospectus Supplement dated December 5, 2002.

      The exhibit hereto updates the Pooling and Servicing Agreement that was filed as exhibit (4) by the Company with the Commission under the Current Report on Form 8-K bearing a Date of Report of December 17, 2002, by revising the table of contents, the definitions of the terms "REMIC II Regular Interest A-2D" and "REMIC II Regular Interest H-1" and the provisions of Section 6.3(a)(ii),
Section 6.5 (a)(ii) and Section 8.7(a). The exhibit hereto supersedes and is deemed to be substituted for the Pooling and Servicing Agreement that was filed as exhibit (4) by the Company with the Commission under the Current Report on Form 8-K bearing a Date of Report of December 17, 2002.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 4   Pooling and Servicing Agreement.


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            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 17, 2003


                                       MORGAN STANLEY DEAN WITTER CAPITAL I INC.



                                       By:       /s/ Cecilia Tarrant
                                          --------------------------------------
                                          Name:   Cecilia Tarrant
                                          Title:  Vice President


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                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation  S-K                                                   Paper (P) or
Exhibit No.                     Description                       Electronic (E)
-----------                     -----------                       --------------

4                               Pooling and Servicing Agreement    E